SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): March 3, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                0-21696                  22-3106987
           --------                -------                  ----------
       (State or Other        (Commission File Number)     (I.R.S. Employer
        Jurisdiction of Incorporation)                    Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

     On March 3, 2004, the Registrant disseminated a Press Release announcing that it will provide a live webcast of its corporate presentation at the Third Annual JMP Securities Research Conference on Wednesday, March 10, 2004 at 2:50 p.m. (ET).

     The information contained in the Press Release dated March 3, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated March 3, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signedon its behalf by the undersigned thereunto duly authorized.


                                ARIAD PHARMACEUTICALS, INC.



                                By:    /s/ Edward M. Fitzgerald
                                       -----------------------------------
                                       Edward M. Fitzgerald
                                       Senior Vice President and
                                       Chief Financial Officer


Date:    March 3, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number       Description                                 Sequential Page Number
-------      -----------                                ------------------------

99.1         The Registrant's Press Release dated March 3, 2004.              4







                                       3